                                SECOND AMENDMENT
                                       TO
                             1993 STOCK OPTION PLAN
                                       OF
                          PRIME MEDICAL SERVICES, INC.


     Prime Medical Services, Inc., a Delaware corporation, formerly known as New PMSI, Inc. (the "Corporation"), hereby adopts this second amendment (this "Amendment") to its 1993 Stock Option Plan (the "Plan") effective for all purposes as of ___________, 1997 (the "Effective Date").

                                R E C I T A L S

     WHEREAS, on October 12, 1993 the Corporation adopted the Plan, which was subsequently amended by that certain First Amendment (the "First Amendment") dated effective June 18, 1997, a copy of which is attached hereto as Exhibit-A; and

     WHEREAS, the Corporation's Board of Directors have approved an amendment to the Plan, as contained herein, pursuant to which (i) the Plan may be administered by either the Board of Directors or a committee of the Board duly appointed under the terms of the Plan and comprised solely of non-employee directors, and (ii) the holders of Non-Incentive Options (as defined in the Plan) may assign or transfer such Options with the approval of the Board of Directors or its appointed committee; and

     WHEREAS, the Corporation desires to amend and restate the Plan to reflect the incorporation of the First Amendment and this Amendment, and to delete all references therein to "New PMSI, Inc." and substitute the Corporation's current name in place thereof.

     NOW, THEREFORE, in consideration of, and pursuant to, the foregoing, the Corporation hereby adopts this Amendment to the Plan as follows:

     1. Section 1.7 of the Plan is hereby amended to read in its entirety as follows:

               1.7. "Non-Employee Directors" shall mean directors who meet the definition of "Non-Employee Directors" under Rule 16b-3 under the Act.

     2. Section 3.1 of the Plan is hereby amended to read in its entirety as follows:

               3.1.  Administrator.  An administrative body designated by the
                     -------------
         Board of Directors shall administer the Plan (the "Administrator"). The Board of Directors may designate itself as the Administrator or appoint two or more Non-Employee Directors to a committee which shall serve as the Administrator.

     3. All sections of the Plan (inclusive of section headings) are amended to replace the term "Committee" or "Committee's" with "Administrator" or "Administrator's", respectively.

     4. Section 6.5 of the Plan is hereby amended to delete the second sentence thereof and to add, in its place, the following sentences:

         Incentive Options shall not be transferable other than by will or the laws of descent and distribution. Non-Incentive Options shall not be transferable other than by will or the laws or descent and distribution, or upon the express prior written consent of the Administrator in each instance.

     5. The Plan is hereby amended to remove all references to "New PMSI, Inc." and to replace each such reference with "Prime Medical Services, Inc."

     6. Except as specifically amended hereby, the Plan shall remain in full force and effect in accordance with its terms.

     7. The Plan, as amended and restated to reflect the First Amendment and this Amendment, is attached hereto as Exhibit-B, and is hereby adopted for all purposes.

     IN WITNESS WHEREOF, the Corporation, acting by and through its officer hereunto duly authorized, has executed this Amendment as of the Effective Date.


                                             PRIME MEDICAL SERVICES, INC.


                                             By: /s/ Cheryl L. Williams
                                                ---------------------------
                                                Cheryl L. Williams
                                                Vice President - Finance

                          PRIME MEDICAL SERVICE, INC.

                              AMENDED AND RESTATED

                             1993 STOCK OPTION PLAN


                           Scope and Purpose of Plan
                           -------------------------

     Prime Medical Services, Inc., a Delaware corporation (the "Corporation"), has adopted this Stock Option Plan (the "Plan") to provide for the granting of:

     (a) Incentive Options (hereinafter defined) to certain key employees of the Corporation, or of its Affiliates (hereinafter defined), and

     (b) Non-Incentive Options (hereinafter defined) to certain key employees and non-employee directors of the Corporation or of its Affiliates.

     The purpose of the Plan is to provide an incentive for Eligible Individuals (hereinafter defined) to remain in the service of the Corporation or its Affiliates, to extend to them the opportunity to acquire a proprietary interest in the Corporation so that they will apply their best efforts for the benefit of the Corporation, and to aid the Corporation in attracting able persons to enter the service of the Corporation and its Affiliates.

SECTION 1. Definitions.

     1.1.  "Act" shall mean the Securities Exchange Act of 1934, as amended.

     1.2. "Affiliates" shall mean (a) any corporation, other than the Corporation, in an unbroken chain of corporations ending with the Corporation if each of the corporations, other than the Corporation, owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain and (b) any corporation, other than the Corporation, in an unbroken chain of corporations beginning with the Corporation if each of the corporations, other than the last corporation in the unbroken chain, owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     1.3. "Agreement" shall mean the written agreement between the Corporation and a Holder evidencing the Option granted by the Corporation and the understanding of the parties with respect thereto.

     1.4. "Board of Directors" shall mean the board of directors of the Corporation.

     1.5.  "Code" shall mean the Internal Revenue Code of 1986, as amended.

     1.6.  "Administrator" shall mean the Administrator appointed pursuant to
Section 3.1 to administer the Plan.

     1.7. "Non-Employee Directors" shall mean directors who meet the definition of "Non-Employee Directors" under Rule 16b-3 under the Act.

     1.8. "Effective Date" shall mean the date that PMSI Acquisition Corporation is merged with and into Prime Medical Services, Inc.

     1.9. "Eligible Individuals" shall mean (a) key employees, including officers and directors who are also employees of the Corporation or of any of its Affiliates, (b) non-employee directors and officers of the Corporation or of any of its Affiliates and (c) consultants and advisors of the Corporation or of any of its Affiliates who render bona fide services to the Corporation or to any of its Affiliates; provided such services must not be in connection with the offer or sale of securities in a capital-raising transaction.

     1.10. "Fair Market Value" shall mean:

     (a) If shares of Stock of the same class are listed or admitted to unlisted trading privileges on any national or regional securities exchange at the date of determining the Fair Market Value, the last reported sale price on such exchange on the last business day prior to the date in question; or

     (b) If shares of Stock of the same class shall not be listed or admitted to unlisted trading privileges as provided in Subparagraph 1.10(a) and sales prices therefor in the over-the-counter market shall be reported by the National Association of Securities Dealers, Inc. Automated Quotations, Inc. ("NASDAQ") National Market System at the date of determining the Fair Market Value, the last reported sale price so reported on the last business day prior to the date in question; or

     (c) If shares of Stock of the same class shall not be listed or admitted to unlisted trading privileges as provided in Subparagraph 1.10(a) and sales prices therefor shall not be reported by the NASDAQ National Market System as provided in Subparagraph 1.10(b), and bid and asked prices therefor in the over-the-counter market shall be reported by NASDAQ (or, if not so reported, by the National Quotation Bureau Incorporated) at the date of determining the Fair Market Value, the average of the closing bid and asked prices on the last business day prior to the date in question; and

     (d) If shares of Stock of the same class shall not be listed or admitted to unlisted trading privileges as provided in Subparagraph 1.10(a) and sales prices or bid and asked prices therefor shall not be reported by NASDAQ (or the National Quotation Bureau Incorporated) as provided in Subparagraph 1.10(b) or Subparagraph 1.10(c) at the date of determining the Fair Market Value, the value determined in good faith by the Administrator.

For purposes of valuing Incentive Options, the Fair Market Value of Stock shall be determined without regard to any restriction other than one which, by its terms, will never lapse.

     1.11. "Holder" shall mean an Eligible Individual to whom an Option has been granted.

     1.12. "Incentive Options" shall mean stock options that are intended to satisfy the requirements of Section 422A of the Code.

     1.13. "Non-Incentive Options" shall mean stock options that do not satisfy the requirements of Section 422A of the Code.

     1.14. "Options" shall mean either Incentive Options or Non-Incentive Options, or both.

     1.15. "Stock" shall mean the Corporation's authorized common stock, $.01 par value, together with any other securities with respect to which Options granted hereunder may become exercisable.

SECTION 2. Stock and Maximum Number of Shares Subject to the Plan.
           ------------------------------------------------------

     2.1.  Description of Stock and Maximum Shares Allocated.  The Stock which
           -------------------------------------------------
Options granted hereunder give a Holder the right to purchase may be unissued or reacquired shares of Stock, as the Corporation may, in its sole and absolute discretion, from time to time determine.

     Subject to the adjustments provided for in Paragraph 6.7 hereof, the aggregate number of shares of Stock to be issued pursuant to the exercise of all Options granted hereunder may equal but shall not exceed 2,500,000 shares of Stock.

     2.2.  Restoration of Unpurchased Shares.  If an Option granted hereunder
           ---------------------------------
expires or terminates for any reason during the term of this Plan and prior to the exercise of the Option in full, the shares of Stock subject to but not issued under such Option shall again be available for Option granted hereunder subsequent thereto.

SECTION 3. Administration of the Plan.
           --------------------------

     3.1.  Administrator.  An administrative body designated by the Board of
           -------------
Directors shall administer the Plan (the "Administrator"). The Board of Directors may designate itself as the Administrator or appoint two or more Non-Employee Directors to a committee which shall serve as the Administrator.

     3.2.  Meetings and Actions of Administrator.  The Administrator shall hold
           -------------------------------------
its meetings at such times and places as it may determine. All decisions and determinations of the Administrator shall be made by the majority vote or decision of all of its members present at a meeting; provided, however, that any decision or determination reduced to writing and signed by all of the members of the Administrator shall be as fully effective as if it had been made at a meeting duly called and held. The Administrator may make any rules and regulations for the conduct of its business that are not inconsistent with the provisions hereof and with the bylaws of the Corporation as it may deem advisable.

     3.3.  Administrator's Powers.  Subject to the express provisions hereof,
           ----------------------
the Administrator shall have the authority, in its sole and absolute discretion,
(a) to adopt, amend, and rescind administrative and interpretive rules and regulations relating to the Plan; (b) to determine the terms and provisions of the respective Agreements (which need not be identical), including provisions defining or otherwise relating to (i) subject to Section 6 of the Plan, the term and the period or periods and extent of exercisability of the Options, (ii) the extent to which the transferability of shares of Stock issued upon exercise of Options is restricted, and (iii) the effect of approved leaves of absence (consistent with any applicable regulations of the Internal Revenue Service);
(c) to accelerate the time of exercisability of any Option that has been granted; (d) to construe the respective Agreements and the Plan; and (e) to make all other determinations and perform all other acts necessary or advisable for administering the Plan, including the delegation of such ministerial acts and responsibilities as the Administrator deems appropriate. The Administrator may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Agreement in the manner and to the extent it shall deem expedient to carry it into effect, and it shall be the sole and final judge of such expediency. The Administrator shall have full discretion to make all determinations on the matters referred to in this Paragraph 3.3; such determinations shall be final, binding and conclusive.

SECTION 4. Eligibility and Participation.
           -----------------------------

     4.1.  Eligible Individuals.  Options may be granted hereunder only to
           --------------------
persons who are Eligible Individuals at the time of the grant thereof. Notwithstanding any provision contained herein to the contrary, a person shall not be eligible to receive an Incentive Option hereunder unless he is an employee of the Corporation or an Affiliate, nor shall a person be eligible to receive an Incentive Option hereunder if he, at the time such Option is granted, would own (within the meaning of Sections 422A and 425 of the Code) stock possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Corporation or of an Affiliate unless at the time such Incentive Option is granted the exercise price per share of Stock is at least one hundred and ten percent (110%) of the Fair Market Value of each share of Stock to which the Incentive Option relates and the Incentive Option is not exercisable after the expiration of five years from the date it is granted.

     4.2.  No Right to Option.  The adoption of the Plan shall not be deemed to
           ------------------
give any person a right to be granted an Option.

SECTION 5. Grant of Options and Certain terms of the Agreements.
           ----------------------------------------------------

     Subject to the express provisions hereof, the Administrator shall determine which Eligible Individuals shall be granted Options hereunder from time to time. In making grants, the Administrator shall take into consideration the contribution the potential Holder has made or may make to the success of the Corporation or its Affiliates and such other considerations as the Administrator may from time to time specify. The Administrator shall also determine the number of shares subject to each of such Options, and shall authorize and cause the Corporation to grant Options in accordance with such determinations.

     The date on which the Administrator completes all action constituting an offer of an Option to an individual, including the specification of the number of shares of Stock to be subject to the Option, shall be the date on which the Option covered by an Agreement is granted, even though certain terms of the Agreement may not be at such time determined and even though the Agreement may not be executed until a later time. In no event, however, shall an Optionee gain any rights in addition to those specified by the Administrator in its grant, regardless of the time that may pass between the grant of the Option and the actual execution of the Agreement by the Corporation and the Optionee.

     Each Option granted hereunder shall be evidenced by an Agreement, executed by the Corporation and the Eligible Individual to whom the Option is granted, incorporating such terms as the Administrator shall deem necessary or desirable. More than one Option may be granted hereunder to the same Eligible Individual and be outstanding concurrently hereunder. In the event an Eligible Individual is granted both one or more Incentive Options and one or more Non-Incentive Options, such grants shall be evidenced by separate Agreements, one for each of the Incentive Option grants and one for each of the Non-Incentive Option grants.

     Each Agreement may contain or otherwise provide for conditions giving rise to the forfeiture of the Stock acquired pursuant to an Option granted hereunder or otherwise and such restrictions on the transferability of shares of the Stock acquired pursuant to an Option granted hereunder or otherwise as the Administrator in its sole and absolute discretion shall deem proper or advisable. Such conditions giving rise to forfeiture may include, but need not be limited to, the requirement that the Holder render substantial services to the Corporation or its Affiliates for a specified period of time. Such restrictions on transferability may include, but need not be limited to, options and rights of first refusal in favor of the Corporation and shareholders of the Corporation other than the Holder of such shares of Stock who is a party to the particular Agreement or a subsequent holder of the shares of Stock who is bound by such Agreement. In addition, no Option may be exercisable for a period of more than ten years from the date the Option is granted.

SECTION 6. Terms and Conditions of Options.
           -------------------------------

     All Options granted hereunder shall comply with, be deemed to include, and shall be subject to the following terms and conditions:

     6.1.  Number of Shares.  Each Agreement shall state the number of shares of
           ----------------
Stock to which it relates.

     6.2.  Exercise Price.  Each Agreement shall state the exercise price per
           --------------
share of Stock. The exercise price per share of Stock subject to an Incentive Option shall not be less than the greater of (a) the par value per share of the Stock or (b) 100% of the Fair Market Value per share of the Stock on the date of the grant of the Option. The exercise price per share of Stock subject to a Non-Incentive Option shall be determined by the Administrator upon the granting of the Non-Incentive Option.

     6.3.  Automatic Options.  Notwithstanding Paragraph 6.2, on the Effective
           -----------------
Date the persons then holding unexercised options granted pursuant to the 1990 Stock Option Plan and Second Amended and Restated Stock Option Plan of Prime Medical Services, Inc. ("Prime Plans"), shall automatically be granted Non-Incentive Options under the Plan covering the same number of shares of Stock, at the same exercise price and for the same term as set forth in the options granted to such persons under the Prime Plans. The grant of such Non-Incentive Options shall be in cancellation of such options granted to such persons under the Prime Plans.

     6.4.  Medium and Time of Payment, Method of Exercise, and Withholding
           ---------------------------------------------------------------
Taxes. The exercise price of an Option shall be payable upon the exercise of the Option in cash or by certified or cashier's check payable to the order of the Corporation, or, with the consent of the Administrator, with shares of Stock of the Corporation owned by the Holder, including a multiple series of exchanges of such Stock, or with the consent of the Administrator, by a combination of cash and such shares. Exercise of an Option shall not be effective until the Corporation has received written notice of exercise. Such notice must specify the number of whole shares to be purchased and be accompanied by payment in full of the aggregate exercise price of the number of shares purchased. The Corporation shall not in any case be required to sell, issue, or deliver a fractional share of Stock with respect to any Option.

     The Administrator may, in its discretion, require a Holder to pay to the Corporation at the time of exercise of an Option or portion thereof the amount that the Corporation deems necessary to satisfy its obligation to withhold Federal, state or local income or other taxes incurred by reason of the exercise. Where the exercise of an Option does not give rise to an obligation to withhold Federal income or other taxes on the date of exercise, the Corporation may, in its discretion, require a Holder to place shares of Stock purchased under the Option in escrow for the benefit of the Corporation until such time as Federal income or other tax withholding is no longer required with respect to such shares or until such withholding is required on amounts included in the gross income of the Holder as a result of the exercise of an Option or the disposition of shares of Stock acquired pursuant thereto. At such later time, the Corporation, in its discretion, may require a Holder to pay to the Corporation the amount that the Corporation deems necessary to satisfy its obligation to withhold Federal, state or local income or other taxes incurred by reason on the exercise of the Option or the disposition of shares of Stock.
Upon receipt of such payment by the Corporation, such shares of Stock shall be released from escrow to the Holder.

     6.5.  Term, Time of Exercise, and Transferability of Options.  In addition
           ------------------------------------------------------
to such other terms and conditions as may be included in a particular Agreement granting an Option, an Option shall be exercisable during a Holder's lifetime only by the Holder or by the Holder's guardian or legal representative. Incentive Options shall not be transferable other than by will or the laws of descent and distribution. Non-Incentive Options shall not be transferable other than by will or the laws of descent and distribution, or upon the express prior written consent of the Administrator in each instance. The provisions of the remainder of this paragraph shall apply to the extent a Holder's Agreement does not expressly provide otherwise. If a Holder ceases to be an Eligible Individual, the Option shall terminate ninety days after such Holder ceases to be an Eligible Individual. Notwithstanding the foregoing, if a Holder ceases to be an Eligible Individual by reason of (a) disability (as defined in Section 105(d)(4)), or (b) death, then the Holder shall have the right for twelve months after the date of disability or death to exercise an Option to the extent such Option is exercisable on the date of his disability.

     That portion of the Option which is not exercisable on the date the Holder ceases to be an Eligible Individual shall terminate and be forfeited to the Corporation on the date of such cessation.

     Notwithstanding any other provision of this Plan, no Incentive Option shall be exercisable after the expiration of ten years from the date it is granted, or the period specified in Paragraph 4.1, if applicable. The Administrator shall have authority to prescribe in any Agreement that the Option evidenced thereby may be exercised in full or in part as to any number of shares subject thereto at any time or from time to time during the term of the Option, or in such installments at such times during said term as the Administrator may prescribe. Except as provided above and unless otherwise provided in any Agreement, an Option may be exercised at any time or from time to time during the term of the Option. Such exercise may be as to any or all whole (but no fractional) shares which have become purchasable under the Option.

     Within a reasonable time or such time as may be permitted by law after the Corporation receives written notice that the Holder has elected to exercise all or a portion of an Option, such notice to be accompanied by payment in full of the aggregate Option exercise price of the number of shares of Stock purchased, the Corporation shall issue and deliver a certificate representing the shares acquired in consequence of the exercise and any other amounts payable in consequence of such exercise. In the event that a Holder exercises both an Incentive Option, or portion thereof, and a Non-Incentive Stock Option, or a portion thereof, separate Stock certificates shall be issued, one for the Stock subject to the Incentive Option and one for the Stock subject to the Non-Incentive Stock Option. The number of the shares of Stock transferable due to an exercise of an Option under this Plan shall not be increased due to the passage of time, except as may be provided in an Agreement. However, this number of such shares of

Stock which are transferable may increase due to the occurrence of certain events which are fully described in Paragraph 6.7.

     Nothing herein or in any Option granted hereunder shall require the Corporation to issue any shares upon exercise of any Option if such issuance would, in the opinion of counsel for the Corporation, constitute a violation of the Securities Act of 1933, as amended, or any similar or superseding statute or statutes, or any other applicable statute or regulation, as then in effect. At the time of any exercise of an Option, the Corporation may, as a condition precedent to the exercise of such Option, require from the Holder of the Option (or in the event of his death, his legal representatives, heirs, legatees, or distributees) such written representations, if any, concerning his intentions with regard to the retention or disposition of the shares being acquired by exercise of such Option and such written covenants and agreements, if any, as to the manner of disposal of such shares as, in the opinion of counsel to the Corporation, may be necessary to ensure that any disposition by such Holder (or in the event of his death, his legal representatives, heirs, legatees, or distributees), will not involve a violation of the Securities Act of 1933, as amended, or any similar or superseding statute or statutes, or any other applicable state or federal statute or regulation, as then in effect. Certificates for shares of Stock, when issued, may have the following or similar legend, or statements of other applicable restrictions, endorsed thereon, and may not be immediately transferable:

     The shares of Stock evidenced by this certificate have been issued to the registered owner in reliance upon written representations that these shares have been purchased for investment. These shares have not been registered under the Securities Act of 1933, as amended, or any applicable state securities laws, in reliance upon an exception from registration. Without such registration, these shares may not be sold, transferred, assigned or otherwise disposed of unless, in the opinion of the Corporation and its legal counsel, such sale, transfer, assignment or disposition will not be in violation of the Securities Act of 1933, as amended, applicable rules and regulations of the Securities and Exchange Commission, and any applicable state securities laws.

     6.6.  Limitation on Aggregate Value of Shares That May Become First
           -------------------------------------------------------------
Exercisable During Any Calendar Year Under an Incentive Option.  Except as is
--------------------------------------------------------------
otherwise provided in the second paragraph of Paragraph 6.7 hereof, with respect to any Incentive Option granted under this Plan, the sum of:

     (a) the aggregate Fair Market Value of shares of Stock subject to such Incentive Option that first become purchasable in a calendar year under such Incentive Option, and

     (b) the aggregate Fair Market Value of shares of Stock or stock of any Affiliate (or a predecessor of the Corporation or an Affiliate) subject to any other incentive stock option (within the meaning of Section 422A of the Code) of the Corporation or its Affiliates (or a predecessor corporation of any such corporation), that first become purchasable in a calendar year under such incentive stock option may not (with respect to any Holder) exceed $100,000, with such Fair Market Value to be determined as of the date the Incentive Option or such other incentive stock option is granted.

For purposes of this Paragraph 6.6, "predecessor corporation" means (i) a corporation that was a party to a transaction described in Section 425(a) of the Code (or which would be so described if a substitution or assumption under such section had been effected) with the Corporation, (ii) a corporation which, at the time the new incentive stock option (within the meaning of Section 422A of the Code) is granted, is an Affiliate of the Corporation or a predecessor corporation of any such corporations, or (iii) a predecessor corporation of any such corporations.

     6.7.  Adjustments Upon Changes in Capitalization.  Notwithstanding any
           ------------------------------------------
other provision hereof, in the event of any change in the number of outstanding shares of Stock effected without receipt of consideration therefor by the Corporation, by reason of a stock dividend, or split, combination, exchange of shares or other recapitalization, merger, or otherwise, in which the Corporation is the surviving corporation (1) the aggregate number and class of the reserved shares, (2) the number and class of shares subject to each outstanding Option and (3) the exercise price of each outstanding Option shall be automatically adjusted to equitably reflect the effect thereon of such change (provided, however, that any fractional share resulting from such adjustment may be eliminated). In the event of a dispute concerning such adjustment, the Administrator has full discretion to determine the resolution of the dispute. Such determination shall be final, binding and conclusive. The number of reserved shares or the number of shares subject to any outstanding Option shall be automatically reduced by any fraction included therein which results from any adjustment made pursuant to this Paragraph 6.7.

     The following provisions of this Paragraph 6.7 shall apply unless a Holder's Agreement provides otherwise. In the event of:

     (a)  a dissolution or liquidation of the Corporation,

     (b) a merger or consolidation (other than a merger effecting a re-incorporation of the Corporation in another state or any other merger or a consolidation in which the shareholders of the surviving corporation and their proportionate interests therein immediately after the merger or consolidation are substantially identical to the shareholders of the Corporation and their proportionate interests therein immediately prior to the merger or consolidation) in which the Corporation is not the surviving corporation (or survives only as a subsidiary of another corporation in a transaction in which the shareholders of the parent of the Corporation and their proportionate interests therein immediately after the transaction are not substantially identical to the shareholders of the Corporation and their proportionate interests therein immediately prior to the transaction; provided, however, that the Administrator may at any time prior to such a merger or consolidation provide by resolution that the foregoing provisions of this parenthetical shall not apply if a majority of the board of directors of such parent immediately after the transaction consists of individuals who constituted a majority of the Board of Directors immediately prior to the transaction), or

     (c) a transaction in which any person (other than a shareholder of the Corporation that already is the owner of 50% or more of the total combined voting power of all classes of the Corporation on the date of the Holder's Agreement) becomes the owner of 50% or more of the total combined voting power of all classes of stock of the Corporation (provided, however, that the Administrator may at any time prior to such transaction provide by resolution that this subparagraph (c) shall not apply if such acquiring person is a corporation and a majority of the board of directors of the acquiring corporation immediately after the transaction consists of individuals who constituted a majority of the Board of Directors immediately prior to the acquisition of such 50% or more total combined voting power)

the Administrator may, at its election, as of the effective time of such transaction, either (1) change the number and kind of shares of stock (including substitution of shares of another corporation) and exercise price in the manner it deems appropriate, provided, however, that in no event may any change be made under this Paragraph 6.7 which would constitute a "modification" within the meaning of Section 425(h)(3) of the Code; or (2) purchase the Options from each Holder by tendering cash equal to the Fair Market Value of the Stock represented by the Options less the exercise price of the Options specified in each agreement, without regard to the determination as to the periods and installments of exercisability made pursuant to a Holder's Agreement if (and only if) such Options have not at that time expired or been terminated.

     6.8.  Rights as a Shareholder.  A Holder shall have no right as a
           -----------------------
shareholder with respect to any shares covered by his Option until a certificate representing such shares is issued to him. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash or other property) or distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Paragraph 6.7 hereof.

     6.9.  Modification, Extension and Renewal of Options.  Subject to the terms
           ----------------------------------------------
and conditions of and within the limitations of the Plan, the Administrator may modify, extend or renew outstanding Options granted under the Plan, or accept the surrender of Options outstanding hereunder (to the extent not theretofore exercised) and authorize the granting of new Options hereunder in substitution therefor (to the extent not theretofore exercised). The Administrator may not, however, without the consent of the Holder, modify any outstanding Options so as to specify a higher or lower exercise price or base amount or accept the surrender of outstanding Incentive Options and authorize the granting of new Options in substitution therefor specifying a higher or lower exercise price.
In addition, no modification of an Option granted hereunder shall, without the consent of the Holder, alter or impair any rights or obligations under any Option theretofore granted hereunder to such Holder under the Plan, except as may be necessary, with respect to Incentive Options, to satisfy the requirements of Section 422A of the Code.

     6.10.  Furnish Information.  Each Holder shall furnish to the Corporation
            -------------------
all information requested by the Corporation to enable it to comply with any reporting or other requirement imposed upon the Corporation by or under any applicable statute or regulation.

     6.11.  Obligation to Exercise:  Termination of Employment.  The granting of
            --------------------------------------------------
an Option hereunder shall impose no obligation upon the Holder to exercise the same or any part thereof. In the event of a Holder's termination of employment with the Corporation or an Affiliate, the unexercised portion of an Option granted hereunder shall terminate in accordance with Paragraph 6.5 hereof.

     6.12.  Agreement Provisions.  The Agreements authorized under the Plan
            --------------------
shall contain such provisions in addition to those required by the Plan (including, without limitation, restrictions or the removal of restrictions upon the exercise of the Option and the retention or transfer of shares thereby acquired) as the Administrator shall deem advisable. Each Agreement shall identify the Option evidenced thereby as an Incentive Option or a Non-Incentive Option, as the case may be, and no Agreement shall cover both an Incentive Option and a Non-Incentive Option. Each Agreement relating to an Incentive Option granted hereunder shall contain such limitations and restrictions upon the exercise of the Incentive Option to which it relates as shall be necessary for the Incentive Option to which such Agreement relates to constitute an incentive stock option, as defined in Section 422A of the Code.

SECTION 7.  Remedies.
            --------

     7.1.   Attorneys Fees.  The Corporation shall be entitled to recover from a
            --------------
Holder reasonable attorneys' fees incurred in connection with the enforcement of the terms and provisions of the Plan and any Agreement whether by an action to enforce specific performance or for damages for its breach or otherwise.

     7.2.   Specific Performance.  The Corporation shall be entitled to enforce
            --------------------
the terms and provisions of this Paragraph 7, including the remedy of specific performance, in Travis County, Texas.

SECTION 8.  Duration of Plan.
            ----------------

     No Options will be granted herein after the date that is ten years from the earlier of (a) the date the Plan is accepted by the Board of Directors or (b) the date the Plan is approved by the stockholders of the Corporation.

SECTION 9.  Amendment of Plan.
            -----------------

     The Board of Directors may at any time terminate or from time to time amend or suspend the Plan; provided, however, that no such amendment shall, without
                     --------  -------
approval of the shareholders of the Corporation, except as provided in Section 7 hereof, (a) increase the aggregate number of shares of Stock as to which Options may be granted under the Plan; (b) change the minimum Option exercise price; (c) increase the maximum period during which Options may be exercised; or (d) extend the effective period of the Plan. No Option may be granted during any suspension of the Plan or after the Plan has been terminated and no amendment, suspension or termination shall, without a Holder's consent, adversely alter or impair any of the rights or obligations under any Option theretofore granted to such Holder under the Plan.

SECTION 10. General.
            -------

     10.1.  Application of Funds.  The proceeds received by the Corporation from
            --------------------
the sale of shares pursuant to Options shall be used for general corporate purposes.

     10.2.  Right of the Corporation and Affiliates to Terminate Employment.
            ---------------------------------------------------------------
Nothing contained in the Plan, or in any Agreement, shall confer upon any Holder the right to continue in the employ of the Corporation or any Affiliate, or interfere in any way with the rights of the Corporation or any Affiliate to terminate his employment any time.

     10.3.  No Liability for Good Faith Determinations.  Neither the members of
            ------------------------------------------
the Board of Directors nor any member of the Administrator shall be liable for any act, omission, or determination taken or made in good faith with respect to the Plan or any Option granted under it, and members of the Board of Directors and the Administrator shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage, or expense (including attorneys' fees, the costs of settling any suit, provided such settlement is approved by independent legal counsel selected by the Corporation, and amounts paid in satisfaction of a judgment, except a judgment based on a finding of bad faith) arising therefrom to the full extent permitted by law and under any directors and officers liability or similar insurance coverage that may from time to time be in effect.

     10.4.  Information Confidential.  As partial consideration for the granting
            ------------------------
of each Option hereunder, the Agreement may, in the Administrator's sole and absolute discretion, provide that the Holder shall agree with the Corporation that he will keep confidential all information and knowledge that he has relating to the manner and amount of his participation in the Plan; provided, however, that such information may be disclosed as required by law and may be given in confidence to the Holder's spouse, tax and financial advisors, or to a financial institution to the extent that such information is necessary to secure a loan. In the event any breach of this promise comes to the attention of the Administrator, it shall take into consideration such breach, in determining whether to recommend the grant of any future Option to such Holder, as a factor militating against the advisability of granting any such future Option to such individual.

     10.5.  Other Benefits.  Participation in the Plan shall not preclude the
            --------------
Holder from eligibility in any other stock option plan of the Corporation or any Affiliate or any old age benefit, insurance, pension, profit sharing, retirement, bonus, or other extra compensation plans which the Corporation or any Affiliate has adopted, or may, at any time, adopt for the benefit of its employees.

     10.6.  Execution of Receipts and Releases.  Any payment of cash or any
            ----------------------------------
issuance or transfer of shares of Stock to the Holder, or to his legal representative, heir, legatee, or distributee, in accordance with the provisions hereof, shall, to the extent thereof, be in full satisfaction of all claims of such persons hereunder. The Administrator may require any Holder, legal representative, heir, legatee, or distributee, as a condition precedent to such payment, to execute a release and receipt therefor in such form as it shall determine.

     10.7.  No Guarantee of Interests.  Neither the Administrator nor the
            -------------------------
Corporation guarantees the Stock of the Corporation from loss or depreciation.

     10.8.  Payment of Expenses.  All expenses incident to the administration,
            -------------------
termination, or protection of the Plan, including, but not limited to, legal and accounting fees, shall be paid by the Corporation or its Affiliates; provided, however, the Corporation or an Affiliate may recover any and all damages, fees, expenses, and/or costs arising out of any actions taken by the Corporation to enforce its rights hereunder.

     10.9.  Corporation Records.  Records of the Corporation or its Affiliates
            -------------------
regarding the Holder's period of employment, termination of employment and the reason therefor, leaves of absence, re-employment, and other matters shall be conclusive for all purposes hereunder, unless determined by the Administrator to be incorrect.

     10.10. Information.  The Corporation and its Affiliates shall, upon
            -----------
request or as may be specifically required hereunder, furnish or cause to be furnished, all of the information or documentation which is necessary or required by the Administrator to perform its duties and functions under the Plan.

     10.11. No Liability of Corporation.  The Corporation assumes no obligation
            ---------------------------
or responsibility to the Holder or his legal representatives, heirs, legatees, or distributees for any act of, or failure to act on the part of, the Administrator.

     10.12. Corporation Action.  Any action required of the Corporation shall
            ------------------
be by resolution of its Board of Directors or by a person authorized to act by resolution of the Board of Directors.

     10.13.  Severability.  If any provision of this Plan is held to be illegal
             ------------
or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions hereof, but such provision shall be fully severable and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included herein.

     10.14.  Notices.  Whenever any notice is required or permitted hereunder,
             -------
such notice must be in writing and personally delivered or sent by mail or by a nationally recognized courier service. Any notice required or permitted to be delivered hereunder shall be deemed to be delivered on the date on which it is personally delivered, or, if mailed, whether actually received or not, on the third business day after it is deposited in the United States mail, certified or registered, postage prepaid, addressed to the person who is to receive it at the address which such person has previously specified by written notice delivered in accordance herewith, or, if by courier, twenty-four hours after it is sent, addressed as described in this Section. The Corporation or a Holder may change, at any time and from time to time, by written notice to the other, the address which it or he had previously specified for receiving notices. Until changed in accordance herewith, the Corporation and each Holder shall specify as its and his address for receiving notices the address set forth in the Agreement pertaining to the shares to which such notice relates.

     10.15.  Waiver of Notice.  Any person entitled to notice hereunder may
             ----------------
waive such notice.

     10.16.  Successors.  The Plan shall be binding upon the Holder, his legal
             ----------
representatives, heirs, legatees and distributees upon the Corporation, its successors, and assigns, and upon the Administrator, and its successors.

     10.17.  Headings.  The titles and headings of Sections and Paragraphs are
             --------
included for convenience of reference only and are not to be considered in construction of the provisions hereof.

     10.18.  Governing Law.  All questions arising with respect to the
             -------------
provisions of the Plan shall be determined by application of the laws of the State of Texas except to the extent Texas law is preempted by federal law. Questions arising with respect to the provisions of an Agreement that are matters of contract law shall be governed by the laws of the state specified in the Agreement, except to the extent preempted by federal law and except to the extent that Texas corporate law conflicts with the contract law of such state, in which event Texas corporate law shall govern. The obligation of the Corporation to sell and deliver Stock hereunder is subject to applicable laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Stock.

     10.19.  Word Usage.  Words used in the masculine shall apply to the
             ----------
feminine where applicable, and wherever the context of the Plan dictates, the plural shall be read as the singular and the singular as the plural.


     IN WITNESS WHEREOF, Prime Medical Services, Inc. acting by and through its officer hereunto duly authorized, has executed this Amended and Restated Plan on the ____ day of _________, 1997.


                                     PRIME MEDICAL SERVICES, INC.


                                     By:/s/ Cheryl L. Williams
                                        -----------------------------------
                                        Cheryl L. Williams
                                        Vice President - Finance